UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2008

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY TRANSITION BOND COMPANY III, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-147114	83-0492914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana, Suite 4689A Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-5747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

In connection with the issuance and sale of $488,472,000 initial principal amount of 2008 Senior Secured Transition Bonds (the “Bonds”) of CenterPoint Energy Transition Bond Company III, LLC (the “Company”), the Company and its sole member, CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”) are entering into the agreements described below on February 12, 2008. The descriptions of these agreements are qualified in their entirety by reference to the agreements themselves, which are filed as exhibits to this report and incorporated in this Item 1.01 by reference.

Transition Property Sale Agreement

This agreement provides for the purchase by the Company of CenterPoint Houston’s transition property for approximately $483 million, which generally consists of all the rights and interests under a financing order issued by the Public Utility Commission of Texas, including the right to impose, collect and receive, through transition charges payable by retail electric customers within CenterPoint Houston’s service territory, certain costs of CenterPoint Houston authorized in the financing order and to recover transition charges in amounts sufficient to pay principal and interest and to make other deposits in connection with the Bonds. CenterPoint Houston as seller agrees to indemnify the Company and the trustee of the Bonds, on behalf of the Bondholders, for certain tax matters and for breaches of its representations, warranties and covenants in the agreement.

Servicing Agreement

This agreement provides that CenterPoint Houston, as servicer, will manage, service, administer and make collections in respect of the transition property. The servicer’s duties include calculating and billing transition charges, obtaining meter reads, collecting the transition charges, paying the transition charges to the trustee for the Bonds and petitioning the Public Utility Commission of Texas for adjustments to the transition charges as necessary. CenterPoint Houston’s annual servicing fee will be 0.05% of the initial principal amount of the Bonds. CenterPoint Houston as servicer agrees to indemnify the Company and the trustee of the Bonds, for itself and on behalf of the Bondholders, for the servicer’s willful misconduct, bad faith or negligence in the performance of, or reckless disregard of, its duties and for breaches of its representations, warranties and covenants in the agreement.

Administration Agreement

Under this agreement, CenterPoint Houston will provide administrative services to the Company, and the Company will pay CenterPoint Houston a fixed fee for performing these services, plus all reimbursable expenses.

Item 8.01	Other Events.

In connection with the closing of the issuance of the Bonds, the Company and CenterPoint Houston are filing with this report certain agreements and instruments listed under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibits 1.1, 10.1, 10.2, 10.3 and 10.4 are filed by the Company and CenterPoint Houston; the remaining exhibits are filed separately by the Company.

1.1	Underwriting Agreement relating to the Bonds dated January 29, 2008

3.1	Amended and Restated Certificate of Formation of the Company

3.2	Amended and Restated Limited Liability Company Agreement of the Company

4.1	Indenture dated as of February 12, 2008

4.2	First Supplemental Indenture relating to the Bonds dated as of February 12, 2008

4.3	Form of Bond (included in Exhibit 4.2)

5.1	Opinion of Baker Botts L.L.P. relating to the legality of the Bonds

10.1	Transition Property Sale Agreement dated as of February 12, 2008

10.2	Transition Property Servicing Agreement dated as of February 12, 2008

10.3	Administration Agreement dated as of February 12, 2008

10.4	Intercreditor Agreement dated as of February 12, 2008

99.1	Opinion of Baker Botts L.L.P. relating to constitutionality of certain matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2008

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

By:	/s/ Marc Kilbride
Marc Kilbride
Vice President and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2008

CENTERPOINT ENERGY TRANSITION BOND COMPANY III, LLC

By:	/s/ Marc Kilbride
Marc Kilbride
Manager

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement relating to the Bonds dated January 29, 2008

3.1	Amended and Restated Certificate of Formation of the Company

3.2	Amended and Restated Limited Liability Company Agreement of the Company

4.1	Indenture dated as of February 12, 2008

4.2	First Supplemental Indenture relating to the Bonds dated as of February 12, 2008

4.3	Form of Bond (included in Exhibit 4.2)

5.1	Opinion of Baker Botts L.L.P. relating to the legality of the Bonds

10.1	Transition Property Sale Agreement dated as of February 12, 2008

10.2	Transition Property Servicing Agreement dated as of February 12, 2008

10.3	Administration Agreement dated as of February 12, 2008

10.4	Intercreditor Agreement dated as of February 12, 2008

99.1	Opinion of Baker Botts L.L.P. relating to constitutionality of certain matters